SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 18, 2007

NATURAL RESOURCE PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-31465	35-2164875
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation or organization)	Number)	Identification No.)

601 Jefferson, Suite 3600
Houston, Texas		77002
(Address of principal executive		(Zip code)
offices)
Registrant’s telephone number, including area code: (713) 751-7507
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events
Item 9.01 Financial Statements And Exhibits
(c) Exhibits
SIGNATURES
EXHIBIT INDEX
Amendment No.1 to Second Contribution Agreement
Third Amended Agreement of Limited Partnership
Press Release

Item 1.01 Entry into Material Definitive Agreement.
On April 18, 2007, Natural Resource Partners L.P. (“NRP”), NRP (GP) LP, NRP (Operating) LLC, Foresight Reserves LP and Adena Minerals LLC amended the Second Contribution Agreement to reflect the impact of the two-for-one split of all of NRP’s outstanding units, which is described below in Item 8.01. A copy of the amendment is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Also in connection with the two-for-one unit split, NRP amended and restated its limited partnership agreement (the “Partnership Agreement”), which defines certain rights of the holders of interests in the Partnership, in order to reflect the impact of the split on the quarterly distribution levels and incentive distribution rights, among other items.
A copy of the Partnership Agreement, as amended and restated, is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events.
Natural Resource Partners L.P. announced today that it has completed its previously announced two-for-one split for all of the partnership’s outstanding units. The unit split entitled each unitholder of record at the close of business on April 9, 2007 to receive one additional limited partner unit for every limited partner unit held on that date.
NRP also announced that the Board of Directors of its general partner has declared a first quarter 2007 distribution of $0.455 per unit for both NRP and NSP (on split-adjusted basis), an increase of $0.015 in its quarterly distribution. This equates to an annualized distribution of $1.82 per unit. The distribution will be paid on May 14, 2007 to unitholders of record on May 1, 2007.
The press release announcing the unit split is included as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements And Exhibits.
     (c) Exhibits
2.1	Amendment No. 1 to Second Contribution Agreement, dated April 18, 2007, by and among Natural Resource Partners L.P., NRP (GP) LP, NRP (Operating) LLC, Foresight Reserves LP and Adena Minerals, LLC.

4.1	Third Amended and Restated Agreement of Limited Partnership of Natural Resource Partners L.P., dated April 18, 2007.

99.1	Press Release dated April 19, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P. (Registrant)

By:	NRP (GP) LP
its General Partner

By:	GP Natural Resource Partners LLC
its General Partner

/s/ Wyatt L. Hogan Wyatt L. Hogan
Vice President and General Counsel
Dated: April 19, 2007

EXHIBIT INDEX
2.1	Amendment No. 1 to Second Contribution Agreement, dated April 18, 2007, by and among Natural Resource Partners L.P., NRP (GP) LP, NRP (Operating) LLC, Foresight Reserves LP and Adena Minerals, LLC.

4.1	Third Amended and Restated Agreement of Limited Partnership of Natural Resource Partners L.P., dated April 18, 2007.

99.1	Press Release dated April 19, 2007.